UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

TECHPOINT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55843	80-0806545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 N. First Street, #550
San Jose, CA		95131
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (408) 324-0588

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None*

*

Japanese Depositary Shares, each representing one share of common stock of the registrant, $0.0001 par value per share, were traded under the trading symbol 6697 on the Tokyo Stock Exchange (Growth Market). The Japanese Depositary Shares and the common stock of the registrant are registered pursuant to Section 12(g) of the Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on June 2, 2025 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 15, 2025, by and among Techpoint, Inc., a Delaware corporation (the “Company” or the “Surviving Corporation”), ASMedia Technology Inc., a Taiwanese corporation (“Parent”), and Apex Merger Sub Inc., a Delaware corporation (“Merger Sub”). Pursuant to the terms and conditions set forth in the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation as a wholly owned subsidiary of Parent.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was completed pursuant to the terms of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”):

•

Each share of common stock, $0.0001 par value per share, of the Company issued and outstanding immediately prior to the effective time of the Merger (the “Shares”) (subject to certain exceptions set forth in the Merger Agreement (the “Excluded Shares”)) was converted into the right to receive $20.00 per share in cash, without interest, subject to any withholding taxes (the “Merger Consideration”).

•

Each Share held by the Company as treasury stock or held directly by Parent or Merger Sub (or any direct or indirect wholly owned subsidiaries of the Company, Parent or Merger Sub), in each case, immediately prior to the Effective Time, was automatically cancelled and ceased to exist, and no consideration or payment was delivered in exchange for or in respect of such Shares.

•

All outstanding shares of capital stock of Merger Sub held immediately prior to the Effective Time were converted into and became (in the aggregate) one share of newly and validly issued, fully paid, and non-assessable shares of common stock of the Surviving Corporation and constitute the only outstanding shares of capital stock of the Surviving Corporation as of immediately after the Effective Time.

Effective as of immediately prior to the Effective Time:

•

Each option to purchase Shares that was outstanding and vested immediately prior to the Effective Time (if any) (each a “Company Option”) was automatically cancelled and converted into the right to receive (without interest) a lump sum cash payment (less applicable tax withholdings) equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the per Share exercise price of such Company Option; provided, that, any such Company Option with respect to which the per Share exercise price subject thereto was equal to or greater than the Merger Consideration was canceled effective as of the Effective Time for no consideration.

•	Each option to purchase Shares that was outstanding and unvested immediately prior to the Effective Time (if any) was automatically cancelled for no consideration effective as of the Effective Time.

•

Each restricted stock unit award subject to time-based vesting restrictions, whether vested or unvested, that was outstanding under any Company Equity Plan (as defined in the Merger Agreement) immediately prior to the Effective Time (each, a “Company RSU”), was automatically converted into a cash award that entitles the holder to receive, if and when vested, a cash payment (less any applicable tax withholdings) equal to: (x) the total number of Shares represented by such Company RSU multiplied by (y) the Merger Consideration, with the same terms and conditions (including the vesting schedule) as applied to such Company RSU.

•

Following the Effective Time and upon liquidation of the trust created under the Listed Foreign Stock Trust Beneficiary Interest Beneficiary Certificate Issuance Trust Agreement and Agreement regarding Issuer dated August 31, 2017 among the Company, Mizuho Securities Co., Ltd., Mitsubishi UFJ Trust and Banking Corporation, and The Master Trust Bank of Japan, Ltd. (together with Mitsubishi UFJ Trust and Banking Corporation, the “Trustees”) (the “Trust Agreement”), which Trust Agreement governs the rights of holders of the Company’s Japanese Depositary Shares, each holder of the Company’s Japanese Depositary Shares will receive their distribution of residual assets called for through the liquidation process from the Trustees in accordance with the Trust Agreement.

As of the Effective Time, the Company Equity Plans (as defined in the Merger Agreement) were terminated and no further Shares, Company Options, Company RSUs, other Equity Interests (as defined in the Merger Agreement) in the Company, or other rights with respect to Shares will be granted thereunder. After the Effective Time, no such Company Option, Company RSU, Equity Interest, or other right that was outstanding immediately prior to the Effective Time remained outstanding and each former holder of any such Company Option, Company RSU, Equity Interest, or other right ceased to have any rights with respect thereto, except the right to receive the consideration as set forth above.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 15, 2025, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the Closing, the Company’s Japanese Depositary Shares were removed from listing on the Tokyo Stock Exchange on May 29, 2025.

The Company intends to file a Form 15 with the SEC terminating registration of the Japanese Depositary Shares and the common stock of the Company under Section 12(g) of the Exchange Act and suspending the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification of Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) was automatically cancelled and converted into the right to receive the Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth under Items 2.01, 3.03, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the Merger, at the Effective Time, each of Fumihiro Kozato, Dr. Feng Kuo, Robert Cochran, Fun-Kai Liu, and Dr. Yaichi Aoshima ceased to serve on the board of directors of the Company and any committee thereof, and Fumihiro Kozato ceased to serve as the principal executive officer, and Darron Ma ceased to serve as the principal operating officer, of the Company. These departures were a result of the completion of the Merger in accordance with the Merger Agreement and not as a result of any disagreements between the Company and the departing directors on any matters relating to the Company’s operations, policies, or practices.

As of the Effective Time and in accordance with the Merger Agreement, Chewei Lin became the sole director of the Surviving Corporation and was appointed as the President and Chairman of the Surviving Corporation. In addition, Dr. Feng Kuo was appointed as the Chief Executive Officer, and Michelle P. Ho’s title was changed from Interim Chief Financial Officer to Chief Financial Officer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company was amended and restated in its entirety. A copy of such amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In accordance with the Merger Agreement, at the Effective Time, the bylaws of the Company were amended and restated in their entirety. A copy of such amended and restated bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 2, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1+	Agreement and Plan of Merger, dated as of January 15, 2025, by and among ASMedia Technology Inc., a Taiwanese corporation, Apex Merger Sub Inc., a Delaware corporation, and Techpoint, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 15, 2025).

3.1	Amended and Restated Certificate of Incorporation of Techpoint, Inc.

3.2	Amended and Restated Bylaws of Techpoint, Inc.

99.1	Press Release, dated June 2, 2025.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

+	Certain information was redacted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPOINT, INC.

Date: June 2, 2025	By:	/s/ Fumihiro Kozato
	Name:	Fumihiro Kozato
	Title:	President and Chief Executive Officer